Bank Loans	6 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
Bank Loans
9.	BANK LOANS

(a) Short-term bank loans

	June 30, 2020	December 31, 2019
	(Unaudited)
Secured short-term loans (1)	$4,830,062	$6,584,664
Total short-term bank loans	$4,830,062	$6,584,664

(1) Detailed information of secured short-term loan balances as of June 30, 2020 and December 31, 2019 were as follows:

	June 30, 2020	December 31, 2019
	(Unaudited)
Guaranteed by IST guaranteed by Mr. Lin and guaranteed by DU YONG	$212,217	$258,278

Collateralized by office buildings of IST and guaranteed by Mr. Lin and Biznest	3,819,909	4,017,664
Collateralized by office buildings of ISIOT and guaranteed by IST and guaranteed by Mr. Lin and pledged by ISTIL	599,867	-
Collateralized by ISIOT and Secured by ISTIL	-	1,985,874
Guaranteed by High-tech Investment Company(i) and Mr. Lin	-	322,848
Guaranteed by a $ 0.2 million restricted bank time deposit	198,069	-
Total	$4,830,062	$6,584,664

(i) High-tech Investment Company is an unrelated third party.

As of June 30, 2020, the Company had short-term bank loans of approximately $4.8 million, which mature on various dates from July 30, 2020 to May 7, 2021. The short-term bank loans can be extended for another year by the banks without additional charges to the Company upon maturity. The bank borrowings are in the form of credit facilities. Amounts available to the Company from the banks are based on the amount of collateral pledged or the amount guaranteed by the Company’s subsidiaries. These borrowings bear interest rates ranging from 5.66% to 9% per annum. The weighted average interest rates on short term debt were approximately 6.33% and 6.45% for the six months ended June 30, 2020 and 2019, respectively. The interest expenses were approximately $0.2 million each, for the six months ended June 30, 2020 and 2019.